UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           February 20, 2009

OHIO LEGACY CORP

(Exact name of registrant as specified in its charter)

Ohio	000-31673	34-1903890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2375 Benden Drive Suite C
Wooster, OH 44691

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(330) 263-1955

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On February 17, 2009, the Comptroller of the Currency of the United States of America issued a Consent Order (the “Consent Order”) with respect to capital and criticized asset levels maintained by Ohio Legacy Bank, N.A. A copy of the Consent Order is attached as Exhibit 99.1 and incorporated by reference herein. The Bank has consented to the issuance of the Consent Order through a Stipulation and Consent to the Issuance of a Consent Order, dated as of February 17, 2009, a copy of which is attached as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01 EXHIBITS

Exhibit Number	Description

99.1	Consent Order of the Comptroller of the Currency dated February 17, 2009
99.2	Stipulation and Consent to the Issuance of a Consent Order dated February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2009

Ohio Legacy Corp
(Registrant)

/s/ Vanessa M. Richards
Vanessa M. Richards
Senior Vice President and Chief Financial Officer